CONSENT OF MCAFEE & TAFT
                    A PROFESSIONAL CORPORATION


                           May 30, 1997


          We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 to the opinions expressed in and the reference to our firm as legal counsel appearing in the Annual Report on Form 10-K of Fleming Companies, Inc. and subsidiaries for the year ended December 28, 1996.


                                 McAFEE & TAFT
                                 A PROFESSIONAL CORPORATION

                                 McAfee & Taft
                                 A Professional Corporation